AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT This Amendment No. 1 (this “Amendment”) entered into effective as of March 4, 2026 (the “Effective Date”) amends that certain Employment Agreement, dated as of October 24, 2022 (the “Employment Agreement”), by and between Tyler Farquharson (“Employee”), and Granite Ridge Resources, Inc., a Delaware corporation (the “Company”). WHEREAS, the Company and Employee desire to amend certain provisions of the Employment Agreement in accordance with this Amendment; and WHEREAS, unless otherwise defined herein, all capitalized terms will have the meanings given such terms in the Employment Agreement. NOW, THEREFORE, in consideration of the premises, the mutual covenants contained in this Amendment, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Company and Employee hereby amend the Employment Agreement as follows: 1. Modification of Sections 7(b)-(c). Sections 7(b)-(c) are amended and restated to read in their entirety as follows (with changes thereto reflected in red text below): “(b) Separation Benefits. If this Agreement is terminated by the Company without Cause in accordance with Section 6(c), or by Employee resigning his employment for Good Reason in accordance with Section 6(d), or due to non-renewal by the Company in accordance with Section 6(f), the Company shall have no further obligation to Employee under this Agreement, except the Company shall provide the Accrued Obligations to Employee in accordance with Section 7(a) plus the following payments and benefits (collectively, the “Separation Benefits”) to Employee: (i) an amount equal to two (2) times the sum of (a) the Base Salary in effect immediately before the Termination Date plus (b) the Annual Bonus received by Employee for the fiscal year preceding the Termination Date (or if Employee was employed for less than one full fiscal year prior to the Termination Date, the Annual Bonus for purposes of this Section 7(b) shall be the Annual Bonus payable during the current fiscal year at the target amount provided above) (together, the “Separation Pay”); and (ii) during the 18-month period commencing on the Termination Date that Employee is eligible to elect and elects to continue coverage for himself and his eligible dependents under the Company’s group health insurance plan or Grey Rock’s group health insurance plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), or similar state law, the Company shall reimburse Employee on a monthly basis for the difference between the amount Employee pays to effect and continue such coverage under COBRA and the employee contribution amount that active employees of the Company or Grey Rock, as applicable, pay for the same or similar coverage; provided, however, that Employee shall notify the Company in writing within five days after he becomes eligible after the Termination Date for group health insurance coverage, if any, through subsequent employment or otherwise and the Company shall have no further reimbursement obligation after Employee becomes eligible for group health insurance coverage due to subsequent employment or otherwise. The Separation Pay shall be paid to Employee in a lump sum within 60 days of the Termination Date; provided, however, that no Separation Pay shall be paid to Employee unless the Company receives, on or within 55 days after the Termination Date, an executed and fully effective copy of the Release (as defined below). Any COBRA reimbursements due under this Section shall be made by the last day of the month following the month in which the applicable premiums were paid by Employee. For Exhibit 10.1 the avoidance of doubt, Employee shall not be entitled to the Separation Benefits if this Agreement is terminated (i) due to Employee’s death; (ii) by the Company due to Employee’s Inability to Perform; (iii) by the Company for Cause; (iv) by Employee without Good Reason; or (v) by non- renewal by Employee in accordance with Sections 4(b) and 6(f); provided, however, that if this Agreement is terminated (i) due to Employee’s death or (ii) by the Company due to Employee’s Inability to Perform, Employee shall be entitled to the Prorated Bonus amount in Section 7(c). (c) Prorated Bonus. If this Agreement is terminated in accordance with Section 6(a), the Company shall have no further obligation to Employee under this Agreement except the Company shall provide the Accrued Obligations to Employee in accordance with Section 7(a) plus an amount equal to the Annual Bonus received by Employee for the fiscal year preceding the Termination Date (or if Employee was employed for less than one full fiscal year prior to the Termination Date, the Annual Bonus for purposes of this Section 7(c) shall be the Annual Bonus payable during the current fiscal year at the target amount provided above), multiplied by a fraction, the numerator of which is the number of days Employee was actively employed by the Company during the year in which the Termination Date occurs and the denominator of which is 365 (the “Prorated Bonus”); provided, however, that no Prorated Bonus shall be paid to Employee unless the Company receives, on or within 55 days after the Termination Date, an executed and fully effective copy of the Release (as defined below).” 2. Modification of Section 8(b). Section 8(b) is amended and restated to read in its entirety as follows (with changes thereto reflected in strike through or underlined text, as applicable, below): “(b) Change-in-Control Benefits. If Employee is employed by the Company on the CIC Effective Date and this Agreement is terminated on or before the twelve-month anniversary of the CIC Effective Date by the Company without Cause in accordance with Section 6(c) or by Employee for Good Reason in accordance with Section 6(d), then the Company shall have no further obligation to Employee under this Agreement or otherwise, except the Company shall provide Employee with the Accrued Obligations in accordance with Section 7(a) plus the following payments and benefits (collectively, the “Change-in-Control Benefits”) in lieu of any Separation Benefits that may otherwise be due under Section 7(b): (i) an amount equal to 3 times the sum of (a) the Base Salary in effect immediately before the Termination Date plus (b) the Annual Bonus received by Employee for the fiscal year preceding the Termination Date (or if Employee was employed for less than one full fiscal year prior to the Termination Date, the Annual Bonus for purposes of this Section 8 shall be the Annual Bonus payable during the current fiscal year at the target amount provided above) (together, the “CIC Pay”); (ii) notwithstanding anything to the contrary within the LTIP or an applicable Award Agreement, Employee shall be entitled to accelerated vesting with respect to all awards issued under the LTIP outstanding at the time of the applicable termination of employment by the Company without Cause in accordance with Section 6(c) or by Employee for Good Reason in accordance with Section 6(d); and (iii) during the 18- month period commencing on the Termination Date that Employee is eligible to elect and elects to continue coverage for himself and his eligible dependents under the Company’s group health insurance plan or Grey Rock’s group health insurance plan pursuant to COBRA or similar state law, the Company shall reimburse Employee on a monthly basis for the difference between the amount Employee pays to effect and continue such coverage under COBRA and the employee contribution amount that active employees of the Company or Grey Rock, as applicable, pay for the same or similar coverage; provided, however, that Employee shall notify the Company in writing within five days after he becomes eligible after the Termination Date for group health insurance coverage, if any, through subsequent employment or otherwise and the Company shall have no further reimbursement obligation after the Employee becomes eligible for group health insurance coverage due to subsequent employment or otherwise. The CIC Pay shall be paid to the Employee in a lump sum within 60 days of the Termination Date; provided, however, that no CIC Pay shall be paid to the Employee unless the Company receives, on or within 55 days after the

Termination Date, an executed and fully effective copy of the Release (as defined below). Any COBRA reimbursements due under this Section shall be made by the last day of the month following the month in which the applicable premiums were paid by the Employee. For the avoidance of doubt, Employee shall not be entitled to the Change-in-Control Benefits if this Agreement is terminated (i) due to Employee’s death; (ii) by the Company due to Employee’s Inability to Perform; (iii) by the Company for Cause; (iv) by Employee without Good Reason; or (v) by non-renewal by Employee in accordance with Sections 4(b) and 6(f).” 3. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Employment Agreement are, and shall remain, in full force and effect and are hereby ratified and confirmed by the parties to this Amendment. The amendment contained in this Amendment shall not be construed as a waiver or amendment of any other provision of the Employment Agreement, or for any purpose except as expressly set forth herein, or a consent to any further or future action on the part of any party that would require the waiver or consent of the other parties. 4. Construction. To the extent there may be a conflict between the terms of this Amendment and the Employment Agreement, the terms of this Amendment shall control. 5. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Texas (without regard to conflicts of laws principles), all rights and remedies being governed by said law. 6. Severability. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and legal. [Signature Page Follows]

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT SIGNATURE PAGE The undersigned have executed this Amendment to the Employment Agreement, effective as of the Effective Date. COMPANY GRANITE RIDGE RESOURCES, INC. By: /s/ Matt Miller Name: Matt Miller Title: Co-Chairman of the Board EMPLOYEE: TYLER FARQUHARSON By: /s/ Tyler Farquharson Tyler Farquharson